EXHIBIT *(10.39)


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT, is entered into as of October 29, 1999 (as from time to time amended, modified, restated, supplemented and in effect, this "Security Agreement"), by and among IGI, INC., a Delaware corporation ("IGI"), IGEN, INC., a Delaware corporation ("Igen"), IMMUNOGENETICS, INC., a Delaware corporation ("ImmunoGenetics"), and BLOOD CELLS, INC., a Delaware corporation ("Blood Cells") (IGI, Igen, ImmunoGenetics and Blood Cells are collectively referred to herein as the "Grantors"), in favor of AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation (the "Secured Party").

                                    RECITALS

         A. As of the date hereof, the Grantors and Secured Party have entered into a Subordinated Note Purchase Agreement dated as of even date herewith (the "Note Agreement") pursuant to which the Secured Party has agreed to purchase:
(i) Senior Subordinated Notes of the Grantors in the aggregate original principal amount of $7,000,000 (collectively, the "Notes") and (ii) warrants to purchase 1,907,543 shares of Common Stock (as defined in the Note Agreement) of IGI (the "Warrants").

         B. In order to induce the Secured Party to purchase the Notes and the Warrants, and in consideration therefor, the Grantors have agreed to grant to the Secured Party a perfected lien on and security interest in all of the Grantors' assets and properties, whether now or hereafter existing, owned or acquired all pursuant to the terms of this Security Agreement in order to secure
(i) the due and punctual payment of (A) the principal and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (B) all other monetary obligations, including but not limited to, fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding regardless of whether allowed or allowable in such proceeding), of the Grantors under the Note Agreement, the Notes, this Security Agreement, or any of the other Purchase Documents (as defined in the Note Agreement), and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Grantors under or pursuant to the Note Agreement, the Notes, this Security Agreement and the other Purchase Documents (collectively, the "Obligations").

         C. It is a condition precedent to the purchase of the Notes and the Warrants that the Grantors execute and deliver this Security Agreement.

                                    AGREEMENT

         NOW THEREFORE, for and in consideration of the covenants and provisions set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1

                                SECURITY INTEREST

         SECTION 1.1 GRANT OF SECURITY INTEREST. As security for the Obligations, each Grantor hereby sells, conveys, assigns, pledges and grants a continuing and unconditional security interest to the Secured Party, its successors and assigns, in and to:

         (a) all equipment (including all "Equipment" as term is defined in Section 9-109(2) of the Uniform Commercial Code as in effect from time to time (such code, together with any other successor or applicable adoption of the Uniform Commercial Code in any applicable jurisdiction, the "Code")) in the machinery, vehicles, fixtures, improvements, supplies, office furniture, fixed assets, all as now owned or hereafter acquired by such Grantor or in which such Grantor has or hereafter acquires any interest, and any items substituted therefor as replacements and any additions or accessions thereto;

         (b) all goods (including all "Goods" as defined in Section 9-105 of the Code) and all inventory (including all "Inventory" as defined in Section 9-109(4) of the Code) of such Grantor, now owned or hereafter acquired by such Grantor or in which such Grantor has or hereafter acquires any interest, including but not limited to, raw materials, scrap inventory, work in process, products, packaging materials, finished goods, all documents of title, chattel paper and other instruments covering the same and all substitutions therefor and additions thereto (all of the property described in this clause (b) being hereinafter collectively referred to as "Inventory");

         (c) all present and future accounts in which such Grantor has or hereafter acquires any interest (including all "Accounts" as defined in Section 9-106 of the Code), contract rights (including all rights to receive payments and other rights under all equipment and other leasing contracts) and rights to payment and rights or accounts receivable evidencing or representing Indebtedness due or to become due such Grantor on account of goods sold or leased or services rendered, claims, instruments and other general intangibles (including tax refunds, royalties and all other rights to the payment of money of every nature and description), including but not limited to, any such right evidenced by chattel paper, and all liens, securities, guaranties, remedies, security interests and privileges pertaining thereto (all of the property described in this clause (c) being hereinafter collectively referred to as "Accounts");

         (d) all investment property now owned or hereafter acquired by such Grantor, including, without limitation, all securities (certificated and uncertificated), securities accounts, securities entitlements, commodity contracts and commodity accounts;

         (e) all general intangibles now owned or hereafter acquired by such Grantor or in which such Grantor has or hereafter acquires any interest, (including all "General Intangibles" as defined in Section 9-106 of the Code) including but not limited to, choses in action and causes of action and all licenses and permits (to the extent the collateral assignment of such licenses and permits is not prohibited by applicable law), registrations, franchises, corporate or other business records, systems, designs, software, goodwill, logos, indicia, business identifiers, inventions, processes, production methods, proprietary information, know-how and trade-secrets of such Grantor, and all trade-names, copyrights, patents, trademarks (including service marks) or patent or trademark applications, contract rights (including but not limited to all rights to receive payments and other rights under all equipment and other leasing contracts, instruments and documents owned or used by such Grantor, and any goodwill relating thereto);

         (f) all other property owned by such Grantor or in which such Grantor has or hereafter acquires any interest, wherever located, and of whatever kind or nature, tangible or intangible;

         (g) all insurance policies of any kind maintained in effect by such Grantor, now existing or hereafter acquired, under which any of the property referred to in clauses (a) through (f) above is insured, including but not limited to, any proceeds payable to such Grantor pursuant to such policies;

         (h) all moneys, cash collateral, chattel paper, checks, notes, bills of exchange, documents of title, money orders, negotiable instruments, commercial paper, and other securities, instruments, documents, deposit accounts, deposits and credits from time to time whether or not in the possession of or under the control of any of the Secured Party;

         (i) any consideration received when all or any part of the property referred to in clauses (a) through (h) above is sold, transferred, exchanged, leased, collected or otherwise disposed of, or any value received as a consequence of possession thereof, including but not limited to, all products, proceeds (including all "Proceeds" as defined in Section 9-306(l) the Code), cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, insurance proceeds or proceeds of other proceeds now or hereafter owned by such Grantor or in which such Grantor has an interest.

         The property set forth in clauses (a) through (i) of the preceding sentence, together with property of a similar nature which such Grantor hereafter owns or in which such Grantor hereafter acquires any interest, is referred to herein as the "Collateral."

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.1 REPRESENTATIONS AND WARRANTIES. The Grantors represent, warrant and agree that:

         (a) the Grantors have and shall have absolute, good and exclusive title to all the Collateral, wherever and whenever acquired, free and clear of any lien except as permitted by the Note Agreement and the Grantors have not filed, nor is there on record, a financing statement under the Code (or similar statement or instrument of registration under the law of any jurisdiction) covering any Collateral except as permitted by the Note Agreement;

         (b) the Grantors have paid or will pay when due all taxes, fees, assessments and other charges now or hereafter imposed upon the Collateral except for any tax, fee, assessment or other charge the validity of which is being contested in good faith by appropriate proceedings and which may not result in any material impairment of the Lien of the Secured Party on such Collateral;

         (c) as a result of the execution and delivery of this Security Agreement and the filing of any financing statements or other documents necessary to assure, preserve and perfect the security interest created hereby and except as permitted by the Note Agreement, the Secured Party shall have a valid, perfected, enforceable lien on, and a continuing security interest in, the Collateral, enforceable and superior as such as against creditors and purchasers (other than purchasers of Inventory in the ordinary course of business) and as against any owner of real property where any of the equipment or Inventory is located and as against any purchaser of such real property and any present or future creditor obtaining a mortgage or other lien on such real property, and such lien shall be superior and prior to all other Liens, except as otherwise permitted by the Note Agreement;

         (d) the amount that has been or that shall be represented by the Grantors to the Secured Party from time to time owing by all obligors (such obligors being hereinafter referred to as the "Account Debtors") in the aggregate with respect to Accounts has not and will not materially deviate from the correct amount actually and unconditionally owing at such time by such Account Debtors; all Accounts represented bona fide transactions completed in accordance with the terms and provisions contained in the invoices and other documents evidencing the same; there are no material setoffs, counterclaims or disputes existing or asserted with respect to Accounts and the Grantors have not made any agreement with any Account Debtor for any material deduction therefrom; to the Grantors' knowledge, all Account Debtors have the capacity to contract and are solvent; the goods giving rise to Accounts are not subject to any lien, claim or encumbrance, except in favor of the Secured Party and except as permitted by the Note Agreement; and the Grantors have no knowledge of any fact or circumstances which would impair the validity or collectability of Accounts; and

         (e) none of the Collateral is held by a third party in any location as assignee, trustee, bailee, consignee or in any similar capacity.

         (f) Exhibit A hereto lists (i) each Grantor's chief executive office and place of business, (ii) the address where records relating to the Collateral are maintained, (iii) any other location of any other equipment and goods (other than mobile goods) included in the Collateral, and (iv) any fictitious name used by such Grantor.

         SECTION 2.2 Survival. All representations, warranties and agreements of the Grantors contained in this Security Agreement shall survive the execution, delivery and performance of this Security Agreement until the termination of this Security Agreement pursuant to Section 6.5 hereof.


                                   ARTICLE 3

                                    COVENANTS

         SECTION 3.1 COVENANTS. The Grantors hereby jointly and severally covenant and agree with the Secured Party that so long as this Security Agreement shall remain in effect or any Obligations shall remain unpaid or unperformed: (a) the Grantors shall promptly give written notice to the Secured Party of any levy or attachment, execution or other process against any of the Collateral; (b) at their own cost and expense, the Grantors shall take any and all actions reasonably necessary or desirable to defend the Collateral against the claims and demands of all Persons other than the Secured Party and holders of adverse Liens permitted by the Purchase Agreement and to defend the security interest of the Secured Party in the Collateral and the priority thereof against any adverse Lien of any nature not permitted by the Purchase Agreement; (c) the Grantors shall keep all tangible Collateral properly insured in the manner and form required under the Note Agreement and in good order and repair (normal wear and tear excepted) and immediately notify the Secured Party of any event causing any material loss, damage or depreciation in value of the Collateral and of the extent of such loss, damage or depreciation; (d) the Grantors shall mark any Collateral that is chattel paper with a legend showing the Secured Party's lien and security interest therein; (e) the Grantors shall promptly give written notice to the Secured Party of any change in the Intellectual Property Rights material to their businesses; and (f) the Grantors shall not: amend or terminate any contract or other document or instrument constituting part of the Collateral, except for transactions in the ordinary course of business substantially consistent with past practice; voluntarily or involuntarily exchange, lease, sell, transfer or otherwise dispose of any Collateral, except as permitted by the Note Agreement; make any compromise, settlement, discharge or adjustment or grant any extension of time for payment with respect to any Account or any Lien, Guaranty or remedy pertaining thereto, except for transactions in the ordinary course of business substantially consistent with past practice; change their name or use any fictitious or trade name; change the location of their chief executive offices; or permit any of the Collateral (other than Collateral that constitutes goods which are mobile and which are of a type normally used in more than one jurisdiction) to be removed from or located in any place not identified as the location of such Collateral to the Secured Party, as the case may be, except after written notice to and with written consent of the Secured Party and compliance with such procedures as the Secured Party may reasonably impose to prevent any interruptions or discontinuity in the security interest granted pursuant to this Security Agreement.


                                   ARTICLE 4

                                REMEDIAL MATTERS

         SECTION 4.1 Powers of Attorney.

         (a) Grantor hereby irrevocably appoints the Secured Party (and any officer or agent of the Secured Party) as its true and lawful attorney-in-fact, with power of substitution for and in the name of the Secured Party or otherwise, for the use and benefit of the Secured Party, effective upon the occurrence and during the continuance of an Event of Default: (i) to receive, endorse the name of such Grantor upon and deliver any notes, acceptances, checks, drafts, money orders or other evidences of payment that may come into the possession of the Secured Party with respect to the Collateral; (ii) to cause such Grantor's mail to be transferred to the Secured Party's own offices and to receive and open all mail addressed to such Grantor for the purposes of removing any such notes, acceptances, checks, drafts, money orders or other evidences of payment; (iii) to demand, collect and receive payment in respect of the Collateral and to apply any such payments directly to the payment of the Obligations in accordance with Section 4.6 hereof; (iv) to receive and give discharges and releases of all or any of the Collateral; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction, to collect or otherwise realize on all or any part of the Collateral or to enforce any rights in respect thereof; (vi) to sign the name of such Grantor on any invoice or bill of lading relating to any of the Collateral; (vii) to send verification of any Accounts to any Account Debtor or customer; (viii) to notify any Account Debtor or other obligor of the company with respect to any Collateral to make payment to the Secured Party; (ix) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating or pertaining to all or any of the Collateral; (x) to take any action for purposes of carrying out of the terms of this Security Agreement; (xi) to enforce all of each Grantor's rights and powers under and pursuant to any and all agreements with respect to the Collateral; and (xii) generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out this Security Agreement, as fully and completely as though the Purchaser were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Secured Party or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of such Grantor or to any claim or action against the Secured Party. It is understood and agreed that the power of attorney granted to the Secured Party for the purposes set forth above in this Section 4.1 is coupled with an interest and is irrevocable and such Grantor hereby ratifies all actions taken by its attorney-in-fact by virtue hereof. The provisions of this Section 4.1 shall in no event relieve such Grantor of any of its obligations hereunder or under any of the other Security Documents with respect to the Collateral or any part thereof or impose any obligation on the Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Party of any other or further right which it may have on the date of this Security Agreement or hereafter, whether hereunder, under any of the other Security Documents, by law or otherwise.

         (b) The Secured Party shall not, under any circumstance or in any event whatsoever, have any liability for any part of the Collateral, nor shall the Secured Party have any liability for any error or omission or delivery of any kind incurred in the good faith settlement, collection or payment of any of the Collateral or any monies received in payment therefor or for any damages resulting therefrom, nor shall this Security Agreement impose upon the Secured Party any obligation to perform any obligation with respect to the Collateral. The costs of collection, notification and enforcement, including but not limited to, attorneys' fees and out-of-pocket expenses, shall be borne solely by the Grantors, whether the same are incurred by the Grantors or the Secured Party. The Grantors jointly and severally agree to indemnify, defend and hold the Secured Party harmless from and against any and all other claims, demands, losses, judgments and liabilities (including but not limited to, liabilities for penalties) of any nature, and to reimburse the Secured Party for all reasonable costs and expenses, including but not limited to attorneys' fees and expenses, arising from this Security Agreement or the exercise of any right or remedy granted to the Secured Party hereunder other than those incurred solely as a result of the gross negligence and willful misconduct of the Secured Party. In no event shall the Secured Party be liable for any matter or thing in connection with this Security Agreement other than to account for moneys actually received by the Secured Party in accordance with the terms hereof, and matters arising out of the gross negligence or willful misconduct of the Secured Party.

         SECTION 4.2 COLLATERAL RESERVE ACCOUNT. Subject to the rights of any other secured party having rights senior to the Secured Party, if requested by the Secured Party to do so on or at any time after an Event of Default has occurred and during its continuance, the Grantors shall establish and thereafter maintain with the Secured Party or its designee a demand deposit account for the concentration and collection of proceeds of certain Collateral (the "Collateral Reserve Account") into which the Grantors shall transfer and deliver all cash, checks, drafts, items and other instruments for the payment of money which it now has or may at any time hereafter receive in full or partial payment for the Collateral or otherwise as proceeds of the Collateral and, pending such transfer and delivery, the Grantor shall be deemed to hold same in trust for the benefit of the Secured Party. The Grantors shall not be entitled to withdraw funds on deposit in the Collateral Reserve Account after its inception without the prior written consent of the Secured Party; provided, however, that, at any time during which collected funds exist on deposit in the Collateral Reserve Account, the Secured Party may withdraw such deposits, or any portion thereof, therefrom, for application against the Obligations in such manner as the Secured Party, in its sole discretion, may determine.

         SECTION 4.3 COLLECTIONS. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may, in its sole discretion, in its name or in the name of any of the Grantors, or otherwise, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to any of the Collateral, but shall be under no obligation to do so, or (b) extend the time of payment, arrange for payment in installments, or otherwise modify the term of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Grantors, other than to discharge the Grantors in so doing with respect to liabilities of the Grantors to the extent that the liabilities are paid or repaid. After the occurrence and during the continuance of an Event of Default, any money, checks, notes, bills, drafts, or commercial paper received by the Grantors shall be held in trust for the Secured Party and any other secured party having rights thereto senior to the Secured Party and shall be promptly turned over to the Secured Party or any other secured party having rights thereto senior to the Secured Party as their interest shall appear. The Secured Party may make such payments and take such actions as the Secured Party, in its sole discretion, deems necessary to protect its security interest in the Collateral or the value thereof, and the Secured Party is hereby unconditionally and irrevocably authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any Liens which in the judgment of the Secured Party appear to be equal to, prior to or superior to its security interest in the Collateral and any Liens not expressly permitted by this Security Agreement, the Note Agreement or the other Security Documents.

         SECTION 4.4 POSSESSION; SALE OF COLLATERAL.

         (a) Upon the occurrence and during the continuance of an Event of Default, the Secured Party may, subject to the rights of any other secured party having rights senior the Secured Party (i) require the Grantors to assemble the tangible assets which comprise part of the Collateral and make them available to the Secured Party at any place or places reasonably designated by the Secured Party, (ii) to the extent permitted by applicable law, with or without notice or demand for performance and without liability for trespass, enter any premises where the Collateral may be located and peaceably take possession of the same, and may demand and receive such possession from any person who has possession thereof, and may take such measures as it may deem necessary or proper for the care or protection thereof, including but not limited to, the right to remove all or any portion of the Collateral, and (iii) with or without taking such possession may sell or cause to be sold, in one or more sales or parcels, for cash, on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at public or private sale or at any broker's board or any securities exchange, without demand of performance or notice of intention to sell or of time or place of sale, except ten (10) Business Days' written notice to the Grantors of the time and place of such sale or sales (and such other notices as may be required by applicable statute, if any, and which cannot be waived), which the Grantors hereby expressly acknowledge is commercially reasonable. The Collateral may be sold or disposed of for cash, upon credit or for future delivery as the Secured Party shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any of the Grantors, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability for the failure to collect or realize upon any or all of the Collateral or for any delay in doing so and, in case of any such failure, shall not be under any obligation to take any action with respect thereto; provided, however, that such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 4.4, the Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal and all rights of marshalling, the Collateral and any other security for the Obligations or otherwise on the part of the Grantors (all said rights being also hereby waived and released by the Grantors to the fullest extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Secured Party from the Grantors as a credit against the purchase price, and the Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantors therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Party shall be free to carry out such sale pursuant to such agreement, and the Grantors shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement, all Events of Default shall have been remedied and any obligations to the Secured Party shall have been paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose this Security Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. In any action hereunder, the Secured Party shall be entitled to the appointment of a receiver without notice, to peaceably take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, if an Event of Default shall occur and be continuing, the Secured Party shall be entitled to apply, without notice to the Grantors, any cash or cash items constituting Collateral in their possession to payment of the Obligations.

         (b) If an Event of Default shall occur and be continuing, the Secured Party shall, in addition to exercising any and all rights and remedies afforded to them hereunder, have all the rights and remedies of a secured party under all applicable provisions of law, including but not limited to, the Code.

         (c) The Grantors agree that notwithstanding anything to the contrary contained in this Security Agreement, the Grantors shall remain liable under each contract or other agreement giving rise to Accounts and general intangibles and all other contracts or agreements constituting part of the Collateral and the Secured Party shall not have any obligation or liability in respect thereof.

         (d) After the occurrence and during the continuance of an Event of Default, upon the Secured Party's request, but subject to the rights of any other secured party having rights senior to the Secured Party, the Grantors shall deliver to the Secured Party all original and other documents, evidencing and relating to the sale and delivery of Inventory or Accounts, including but not limited to, all original orders, invoices and shipping receipts. The Grantors shall also furnish to the Secured Party, promptly upon the request of the Secured Party, such reports, reconciliations and aging balances regarding Accounts as the Secured Party may request from time to time.

         SECTION 4.5 EVENT OF DEFAULT. An "Event of Default "shall exist hereunder (a) if the Grantors shall breach in any material respect any agreement contained herein or otherwise default in any material respect in the observance or performance of any of the covenants, terms, conditions or agreements on the part of the Grantors contained in this Security Agreement and, with respect to nonmonetary covenants, terms, conditions or agreements, such non observance or non performance continues for a period of thirty (30) days after the earlier of
(i) written notice from the Secured Party of such default or (ii) actual knowledge of the Grantors of such default, or (b) if an "Event of Default" under (and as defined in) the Note Agreement shall have occurred and be continuing.

         SECTION 4.6 Application of Proceeds. Unless the Secured Party otherwise directs pursuant to the Purchase Agreement, the proceeds of any sale of Collateral pursuant to this Security Agreement or otherwise, as any Collateral consisting of cash, shall be applied after receipt by the Secured Party as follows, subject to the rights of any other secured party having rights senior to the Secured Party:

                  FIRST, to the payment of all reasonable costs, fees and expenses of the Secured Party and their agents, representatives and attorneys incurred in connection with such sale or with the retaking, holding, handling, preparing for sale (or other disposition) of the Collateral or otherwise in connection with the Note, this Security Agreement or any of the Obligations, including but not limited to, the reasonable fees and expenses of the Secured Party's agents and attorneys and court costs (whether at trial, appellate or administrative levels), if any, incurred by the Secured Party in so doing;

                  SECOND, to the payment of the outstanding principal balance and accrued interest and fees on the Obligations;

                  THIRD, to pay all other amounts payable by the Grantors under the Notes; and

                  FOURTH, to the Grantors or to such other Person as a court may direct.

         SECTION 4.7 AUTHORITY OF SECURED PARTY. The Secured Party shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Secured Party by the terms hereof, together with such powers as are reasonably incidental thereto. The Secured Party may execute any of their duties hereunder by or through their agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to their duties hereunder.

         SECTION 4.8 CERTAIN WAIVERS; GRANTORS NOT DISCHARGED. The Grantors expressly and irrevocably waive (to the extent permitted by applicable law) presentment, demand of payment and protest of nonpayment in respect of their Obligations under this Security Agreement. The obligations and duties of the Grantors hereunder are irrevocable, absolute, and unconditional and shall not be discharged, impaired or otherwise affected by (a) the failure of the Secured Party to assert any claim or demand or to enforce any right or remedy against the Grantors or any grantee under the provisions of this Security Agreement or any other Security Document or any grantee under the provisions of this Security Agreement or any other Security Document or any waiver, consent, extension, indulgence or other action or inaction in respect thereof, (b) any extension or renewal of any part of the Obligations, (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Purchase Agreement or any Security Document or of any agreement related thereto, (d) the release of any liens on or security interests in any part of the Collateral or the release, sale or exchange of or failure to foreclose against any security held by or for the benefit of the Secured Party for payment or performance of the Obligations,
(e) the bankruptcy, insolvency or reorganization of the Grantors or any grantee or any other Persons, (f) the invalidity or unenforceability of the Note Agreement or the Security Documents, (g) any change, restructuring or termination of the corporate structure or existence of the Grantors or any grantee or any restructuring or refinancing of all or any portion of the Obligations, or (h) any other event which under law would discharge the obligations of a surety.

         SECTION 4.9 TRANSFER OF SECURITY INTEREST. The Secured Party may transfer to any other Person all or any part of the liens and security interests granted hereby, and all, or any part of the Collateral which may be in the Secured Party's possession after the occurrence and during the continuance of an Event of Default or, if to a successor Secured Party in accordance with the Note Agreement, at any time. Upon such transfer, the transferee shall be vested with all the rights and powers of the Secured Party hereunder with respect to such of the Collateral as is so transferred, but, with respect to any of the Collateral not so transferred, the Secured Party shall retain all of their rights and powers (whether given to it in this Security Agreement, or otherwise).

The Secured Party or any of them may, at any time, assign their rights as the secured party hereunder to any Person, in the Secured Party's discretion, and upon notice to the Grantors, but without any requirement for consent or approval by or from Grantors, and any such assignment shall be valid and binding upon the Grantors, as fully as it had expressly approved the same.

                                   ARTICLE 5

                            SECURED PARTY'S INTERESTS

         SECTION 5.1 PRO RATA INTERESTS. The security interests and other rights granted or reserved to the Secured Party and its successors and assigns (the "Note Holders") under this Security Agreement (the "Contractual Rights") and the other rights available to the Note Holders under applicable law by reason of the existence of this Security Agreement and the attachment and perfection of the security interests created under this Security Agreement (the "Statutory Rights") are for the pro rata benefit of the Note Holders according to the outstanding principal amount of Notes held by each Note Holder, respectively, expressed as a percentage of the aggregate outstanding principal amount of all Notes, and shall be held by the Note Holders in such percentages, pari passu, regardless of the time or order of the attachment or perfection of their respective security interests or the time or manner of filing of their respective financing statements or assignments thereof and regardless of which Note Holder may hold possession of Collateral. All Contractual Rights and Statutory Rights shall be exercised from time to time as shall be determined by Note Holders representing a majority of the outstanding principal amount of the Notes (the "Majority Holders"). No waiver of any Contractual Rights or Statutory Rights shall be binding upon a Note Holder unless set forth in a written document signed by such Note Holder or signed by the Majority Holders. All recoveries attributable to enforcement of Contractual Rights or Statutory Rights, or both, shall be shared ratably by the Note Holders according to their respective pro rata interests as provided in this Security Agreement. All reasonable expenses incurred by any Note Holder in the enforcement of Contractual Rights or Statutory Rights, or both, on behalf of or for the benefit of the Note Holders shall be shared ratably by the Note Holders according to their respective pro rata interests as provided in this Security Agreement.

         SECTION 5.2 GRANTORS' OBLIGATION. The provisions of this Article 5 are for the purpose of defining the relative rights of the Note Holders with respect to the Collateral and the exercise of Contractual Rights and Statutory Rights. Nothing herein shall impair the obligations of the Grantors, which are absolute and unconditional, to pay and perform the Obligations as and when due. No provision of this Security Agreement shall be construed to prevent any Note Holder from exercising remedies that may otherwise be available to it.

         SECTION 5.3 POWER OF ATTORNEY. As may be necessary for the proper enforcement of the Contractual Rights and Statutory Rights on behalf of the Note Holders, each Note Holder hereby constitutes and appoints as its agent and attorney-in-fact such Person as shall be designated or appointed to act by, or be otherwise acting at the direction of, the Majority Holders.

                                   ARTICLE 6

                                  MISCELLANEOUS

         SECTION 6.1 FURTHER ASSURANCES. The Grantors agree, at their expense, to do such further things, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Party may from time to time reasonably request for the better assuming and preserving of the security interests and the rights and remedies created hereby, including but not limited to, the execution and delivery of such additional conveyances, assignments, agreements and instruments, the payment of any fees and taxes required in connection with the execution and delivery of this Security Agreement, the granting of the security interests created hereby and the execution, filing and recordation of any financing statements (including fixture filings) or other documents as the Secured Party may deem reasonably necessary or desirable for the perfection of the security interests granted hereunder. The Grantors hereby authorize the Secured Party, as secured party under the Code, to file financing statements or continuation statements signed only by the Secured Party, and agree to pay all expenses in connection with any such filing. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, subject to the rights of any other secured party having rights senior to the Secured Party. If at any time the Grantors shall take and perfect a security interest in any property to secure payment and performance of an Account, the Grantors, upon the request of the Secured Party, shall promptly assign such security interest to the Secured Party, subject to the rights of any other secured party having rights senior to the Secured Party. The Grantor agrees to notify the Secured Party thirty (30) days prior to any change (a) in such Grantor's corporate name, (b) in the location of such Grantor's chief executive office, (c) in such Grantor's chief place of business, or (d) in the office or offices where such Grantor keeps its records relating to the Collateral. The Grantors agree that, after the occurrence and during the continuance of an Event of Default, they shall upon request of the Secured Party, take any and all actions, to the extent permitted by applicable law, at the Grantors' own expense, to obtain the approval of any governmental authority for any action or transaction contemplated by this Security Agreement which is then required by law, and specifically, without limitation, upon request of the Secured Party, to prepare, sign and file with any governmental authority the Grantors' portion of any application or applications for consent to the assignment of licenses held by the Grantors, or for consent to the possession and sale of any of the Collateral by or on behalf of the Secured Party. The Grantors further agree that they shall at all times, at Grantors' own expense and cost, keep accurate and complete records with respect to the Collateral, including but not limited to, a record of all payments and proceeds received in connection therewith or as a result of the sale thereof and of all credits granted, and agree that the Secured Party or its representatives shall have the right at any reasonable time and from time to time to call at the Grantors' place or places of business to inspect the Collateral and to examine or cause to be examined all of the books, records, journals and other data relating to the Collateral and to make extracts therefrom or copies thereof as are reasonably requested.

         SECTION 6.2 EFFECTIVENESS. This Security Agreement shall take effect immediately upon execution by the Grantors.

         SECTION 6.3 INDEMNITY; REIMBURSEMENT OF SECURED PARTY; DEFICIENCY. In connection with the Collateral, this Security Agreement and the administration and enforcement or exercise of any right or remedy granted to the Secured Party hereunder or under the other Security Documents, the Grantors jointly and severally agree (a) to indemnify, defend and hold harmless the Secured Party from and against any and all claims, demands, losses, judgments and liabilities (including but not limited to, liabilities for penalties) of whatever nature, relating thereto or resulting therefrom, and (b) to reimburse the Secured Party for all costs and expenses, including but not limited to, the fees and disbursements of attorneys, relating thereto or resulting therefrom. The foregoing indemnity agreement includes all costs incurred by the Secured Party in connection with any litigation relating to the Collateral whether or not the Secured Party shall be a party to such litigation, including but not limited to, the fees and disbursements of attorneys for the Secured Party, and any out-of-pocket costs incurred by the Secured Party in appearing as a witness or in otherwise complying with legal process served upon it. In no event shall the Secured Party be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Security Agreement other than to account for moneys actually received by it in accordance with the terms hereof and the Grantors hereby release the Secured Party from any and all claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, any other Security Document or the Collateral. All indemnities contained in this Section 6.3 and elsewhere in this Security Agreement shall survive the expiration or earlier termination of this Security Agreement. After application of the proceeds by the Secured Party pursuant to Section 4.6 hereof, the Grantors shall remain liable to the Secured Party for any deficiency.

         SECTION 6.4 CONTINUING LIEN. It is the intent of the parties hereto that (a) this Security Agreement shall constitute a continuing agreement as to any and all future, as well as existing transactions, between the Grantors and the Secured Party under or in connection with the Notes, and (b) the security interest provided for herein shall attach to after-acquired as well as existing Collateral and the Obligations covered by this Security Agreement shall include any future advances under or in connection with the Purchase Agreement.

         SECTION 6.5 TERMINATION. Upon payment in full of all Obligations and termination of all commitments relating thereto, the Secured Party shall reassign and redeliver (or cause to be so reassigned and redelivered), without recourse upon or warranty by the Secured Party, and at the sole expense of the Grantors, to the Grantors, against receipt therefor, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Secured Party pursuant to the terms hereof and not theretofore reassigned and redelivered to the Grantors, together with appropriate instruments of reassignment and release.

         SECTION 6.6 NOTICES. All notices and other communications given to or made upon any party hereto in connection with this Security Agreement shall, except as otherwise expressly herein provided, be in writing (including telecopy, telexed or telegraphic communication) and mailed via certified mail, delivered by guaranteed overnight delivery service, telecopied (with a confirming copy sent by another permitted delivery method), telexed, telegraphed or delivered by hand to the respective parties, as follows:


         to the Grantors:

                  c/o IGI, Inc.
                  Wheat Road and Lincoln Avenue
                  Buena, NJ  08310
                  Attn:   President

                  Telecopier:  (609)697-2259


         to ACAS:

                  American Capital Strategies, Ltd.
                  2 Bethesda Metro Center, 14th Floor
                  Bethesda, Maryland  20814
                  Attn:  President

                  Telecopier:  (301) 654-6714


         SECTION 6.7 SUCCESSORS AND ASSIGNS. Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Secured Party that are contained in this Security Agreement shall bind and inure to the benefit of its respective successors and assigns. The Grantors may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Secured Party.

         SECTION 6.8 APPLICABLE LAW. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MARYLAND, WITHOUT GIVING EFFECT TO MARYLAND CHOICE OF LAW DOCTRINE.

         SECTION 6.9 WAIVERS. No failure or delay of the Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or future exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Party hereunder are cumulative and not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Security

Agreement or consent to any departure by the Grantors therefrom shall in any event be effective unless the same shall be authorized as provided in Section
5.1 or Section 6.10, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantors in any case shall entitle the Grantors to any other or further notice or demand in similar or other circumstances.

         SECTION 6.10 AMENDMENTS. Neither this Security Agreement nor any provision hereof may be amended or modified except pursuant to an agreement or agreements in writing entered into by the Grantors and the Secured Party.

         SECTION 6.11 SEVERABILITY. In the event any one or more of the provisions contained in this Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

         SECTION 6.12 COUNTERPARTS. This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered or mailed to the Secured Party.

         SECTION 6.13 HEADINGS. Article and Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.

         SECTION 6.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER, OR REMEDY UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT AND AGREE THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE TERMS AND PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS SECURITY AGREEMENT.

         SECTION 6.15 INTERPRETATION. In the event of a conflict between this Security Agreement and the Note Agreement, the terms of Note Agreement shall control.

         SECTION 6.16 SUBORDINATION. THE OBLIGATIONS SECURED HEREBY AND THE SECURITY INTERESTS GRANTED HEREUNDER ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF OCTOBER 29, 1999, AMONG AMERICAN CAPITAL STRATEGIES, LTD., AND FLEET CAPITAL CORPORATION, A RHODE ISLAND CORPORATION, TO THE INDEBTEDNESS AND OTHER LIABILITIES OWED BY THE GRANTORS UNDER AND PURSUANT TO THE CREDIT AGREEMENT DATED AS OF OCTOBER 29, 1999, AND EACH RELATED "LOAN

DOCUMENT" (AS DEFINED THEREIN), AND EACH SECURED PARTY HEREUNDER, BY ITS ACCEPTANCE HEREOF, ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                                    * * * * *

         IN WITNESS WHEREOF, the Grantors have executed this Security Agreement as of the date first above written.

                                        IGI, INC.



                                        By: /s/ Paul Woitach
                                           ______________________
                                           Name: Paul Woitach
                                           Title: President


                                        IGEN, INC.



                                        By: /s/ Paul Woitach
                                           ______________________
                                           Name: Paul Woitach
                                           Title: President

                                        IMMUNOGENETICS, INC.



                                        By: /s/ Paul Woitach
                                           ______________________
                                           Name: Paul Woitach
                                           Title: President

                                        BLOOD CELLS, INC.



                                        By: /s/ Paul Woitach
                                           ______________________
                                           Name: Paul Woitach
                                           Title: President

         IN WITNESS WHEREOF, the Secured Party has executed this Security Agreement as of the date first above written.


                                     AMERICAN CAPITAL STRATEGIES, LTD.



                                     By: /s/ JOHN ERICKSON
                                        ______________________________
                                        Name: JOHN ERICKSON
                                        Title: CHIEF FINANCIAL OFFICER